UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2006

Independent Bank Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	1-9047	04-2870273
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

288 Union Street, Rockland, Massachusetts		02370
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-878-6100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Since July 2004 Anthony A. Paciulli has served as the Managing Director of Residential Lending for Rockland Trust Company ("Rockland Trust"), the wholly-owned banking subsidiary of Independent Bank Corp. (the "Company"). From July 2003 to July 2004 Mr. Paciulli served as the Senior Vice President of Residential Lending for Rockland Trust. The Company has identified Mr. Paciulli as an Executive Officer of Rockland Trust in its Securities Exchange Commission filings since mid to late 2004.

On Friday, March 10, 2006 Mr. Paciulli announced that he had agreed to become the Chief Executive Officer of a community bank in the Boston marketplace. Mr. Paciulli submitted a resignation that was effective as of Friday, March 17, 2006 and is no longer employed by Rockland Trust as of that date.

Rockland Trust has commenced an employment search for candidates qualified to assume Mr. Paciulli’s former responsibilities.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independent Bank Corp.

March 20, 2006	By:	Edward Seksay

Name: Edward Seksay
Title: General Counsel